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                                                             Exhibit 99.906Cert

             CERTIFICATION PURSUANT TO SECTION 906 OF
                  THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Marc Nicolay, President of Agile Funds, Inc. (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended April 30, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:     /s/Marc Nicolay
        ---------------
        Marc Nicolay
        President

Dated:  July 6, 2004

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                                                             Exhibit 99.906Cert

                 CERTIFICATION PURSUANT TO SECTION 906 OF
                     THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Michael Brady, Treasurer of Agile Funds, Inc. (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended April 30, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:     /s/Michael Brady
        ----------------
        Michael Brady
        Treasurer

Dated:  July 6, 2004